UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     January 26, 2007
                                                --------------------------------

                                  CIMNET, INC.
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               (Exact name of Company as specified in its charter)


         Delaware                      0-22597                  52-2075851
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(State or other jurisdiction         (Commission               IRS Employer
     of incorporation)               File Number)           Identification No.)


925 Berkshire Boulevard, Wyomissing, PA                         19610
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    (Address of principal executive offices)                  (Zip Code)


Company's telephone number, including area code      (610) 790-1800
                                               ---------------------------------


946 West Penn Avenue               Robesonia, PA                           19551
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

On January 26, 2007, Cimnet, Inc. (the "Company") entered into a lease agreement (the "Lease") with JNL Real Estate, LLC, a Pennsylvania limited liability company ("JNL"); Eastwood Associates, LLC, a Pennsylvania limited liability company ("Eastwood"); and HBL Holdings, LLC, a Pennsylvania limited liability company ("HBL"), collectively trading and doing business as 925 Berkshire Boulevard Joint Venture ("Lessor") with respect to the offices located at 925 Berkshire Boulevard, Wyomissing, Berks County, Pennsylvania 19610 (the "Premises"). Commencing on February 1, 2007, the Company relocated its executive offices from Robesonia, PA to the Premises and changed its telephone number to
(610) 790-1800.

Pursuant to the Lease, the Company will rent just under 21,000 square feet of office space at a monthly rent of approximately $39,200 which rent shall increase by 2% annually commencing on February 1 of each subsequent year during the seven (7) year term of the Lease. In the event that the Company has performed its obligations under the Lease, the Company may notify the Lessor that it elects to renew the Lease on terms and conditions to be agreed upon by the parties.

Although the Company believes that the execution of the Lease and the relocation of its executive offices to the Premises is in the best interests of the Company, it should be noted that (i) JNL is owned by John Richardson, the Company' founder, President and Chief Executive Officer, and his wife, (ii) Eastwood is owned by Jason Dietrich, the Company Vice President -Sales and Chief Operating Officer, as well as certain other employees of the Company, and (iii) HBL is owned by William Nyman, a member of the Company's Board of Directors and Vice President of Integration Services. The Company believes that the terms and conditions of the Lease are fair and reasonable and at least as favorable to the Company as comparable premises owned by third party landlords.


Item 9.01 Financial Statements and Exhibits

(d) Exhibits

         10.1 Lease Agreement among the Company, JNL Real Estate, LLC, a Pennsylvania limited liability company; Eastwood Associates, LLC, a Pennsylvania limited liability company; and HBL Holdings, LLC, a Pennsylvania limited liability company, collectively trading and doing business as 925 Berkshire Boulevard Joint Venture


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             CIMNET, INC.


         Date: February 6, 2006
                                             By: /s/ JOHN RICHARDSON
                                                 -------------------------------
                                                 Name:  John D. Richardson
                                                 Title: President and Chief
                                                          Executive Officer

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